Exhibit 99.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Independent Bank Corp. (the “Company”) on Form 10-Q for the six month period ending June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned’s best knowledge and belief:

(a) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 8th day of August, 2002.

Independent Bank Corp.
(“Company”)

/s/ Douglas H. Philipsen
Douglas H. Philipsen Chief Executive Officer

/s/ Denis K. Sheahan
Denis K. Sheahan Chief Financial Officer